NorCap Growth Fund

a Series of

NORCAP FUNDS, INC.

Supplement to Prospectus Dated October 28, 2005

On January 26, 2006, the Board of Directors of NorCap Funds, Inc. (the “Corporation”) determined to close its only series, the NorCap Growth Fund (the “Fund”), to new investments as of March 1, 2006, and to liquidate the Fund as of March 31, 2006 and dissolve the Corporation as soon as practicable thereafter.

After March 1, 2006, shareholders will not be permitted to purchase additional Fund shares (except purchases made through reinvestment of dividends, if any).  Any shareholder who has not redeemed their shares of the Fund prior to March 31, 2006 will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of March 31, 2006.

Please retain this Supplement with the Prospectus.

The date of this Prospectus Supplement is January 27, 2006.